SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |_|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                                  TRIDAN CORP.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


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|X| No fee required.
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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TRIDAN CORP.
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                       261 West 35th Street, 16th Floor, New York, N.Y. 10001
                                                               (212) 239-0515

                                  ANNUAL REPORT

                                      May 30, 2008

Dear Shareholder:

      I am pleased to provide this annual report of Tridan Corp. for the fiscal year ended April 30, 2008, including the enclosed audited financial report for that period and for the corresponding period in 2007. Also enclosed are the notice of meeting and proxy statement for this year's annual shareholders meeting on June 17, 2008, and the company's privacy policy.

      A schedule of the company's portfolio holdings at April 30, 2008, consisting entirely of municipal obligations, is included in the financial report. The company invests exclusively in non-voting securities. The company files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The company's Forms N-Q are available on the Commission's website at http://www.sec.gov. They may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

      The net asset value per share at April 30, 2008 was $12.05, compared with $12.06 at April 30, 2007. Net investment income per share was $.38 for the year ended April 30, 2008, compared with $.40 for the year ended April 30, 2007. Distributions to shareholders amounted to $.38 per share for fiscal 2008, compared to $.46 for fiscal 2007.

      At the company's last annual meeting on June 19, 2007, the reappointment of Weiser LLP as the company's auditors for the fiscal year ending April 30, 2007 was ratified by the shareholders as follows:

      Shares Voted For          2,774,276.3131
      Shares Voted Against             25.9215
      Shares Abstaining                   None

TRIDAN CORP.

May 30, 2008
Page - 2 -

      Also at the last annual meeting, the incumbent directors, all of whom are named below, were all reelected to serve as directors until the next annual meeting of shareholders, or until their successors are elected and have qualified.

                              Shares Voted For   Shares Withheld
                              ----------------   ---------------

      Mark Goodman             2,774,302.2346          None
      Peter Goodman                  "                  "
      Paul Kramer                    "                  "
      Jay S. Negin                   "                  "
      Warren F. Pelton               "                  "
      Russell J. Stoever             "                  "

      The following Tables A and B set forth information concerning the directors, and Table C sets forth information concerning non-director officers of the company. The Table A directors (Mark Goodman, Peter Goodman and Warren Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B directors (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the company, Mark Goodman because he is Peter Goodman's son, and Warren Pelton because he is an officer of the company.

                                                   Table A
                                                   -------
                                                               Principal
                                                               Occupations           Number of    Other
Name, Address            Positions in               Director   During Past           Portfolios   Director-
and Age                  Tridan Corp.               Since      5-years               Overseen     ships Held
----------------------   ------------------------   --------   -------------------   ----------   -----------
Interested Persons:

Mark Goodman             Director                   1999       Pianist and Teacher        1          None
(Son of Peter Goodman)
312 La Grange Street
West Roxbury, MA
02132
Age 54

Peter Goodman            Director and President     1980       President, Tridan          1          None
65 Wendover Road                                               Corp.
Rye, NY  10580
Age 82

Warren Fred Pelton       Director, Vice-            1988       Director of                1          None
6079 Fairway Court       President and                         Development,
Naples, FL  34110        Treasurer                             International
Age 70                                                         College until 2001;
                                                               Consultant

TRIDAN CORP.

May 30, 2008
Page - 3 -

                                                   Table B
                                                   -------
                                                               Principal
                                                               Occupations           Number of    Other
Name, Address            Positions in               Director   During Past           Portfolios   Director-
and Age                  Tridan Corp.               Since      5-years               Overseen     ships Held
----------------------   ------------------------   --------   -------------------   ----------   -----------
Disinterested Persons:

Paul Kramer              Director and               2004       Partner, Kramer            1       Juniper
17 Huntley Road          Audit Committee Chairman              Love & Cutler, LLP                 Content
Holmdel, NJ 07733                                              (certified public                  Corporation
Age 76                                                         accountants)

Jay Stanley Negin        Director and               1985       Investor                   1          None
6 Demarest Court         Audit Committee Member
Englewood Cliffs, NJ
07632
Age 77

Russell Jude Stoever     Director and               1995       Vice-President,            1          None
15 Rockleigh Road        Audit Committee Member                Stoever Glass &
Rockleigh, NJ 07647                                            Co., Inc.
Age 63                                                         (a registered
                                                               broker-dealer)

                                    Table C
                                    -------

                                                    Principal
                                                    Occupations   Number of    Other
Name, Address            Positions in               During Past   Portfolios   Director-
and Age                  Tridan Corp.               5-years       Overseen     ships Held
----------------------   ------------------------   -----------   ----------   ----------
Non-director Officers:

I. Robert Harris         Secretary and              Attorney         None         None
51 East 42nd Street      Chief Compliance Officer
Suite 1700
New York, NY  10017
Age 76

TRIDAN CORP.

May 30, 2008
Page - 4 -

      No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any option, warrants or other rights to purchase securities.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2008(which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

      Additional information about directors is available without charge, upon the request of any shareholder by telephoning the company's secretary, I. Robert Harris, collect at 212-682-8383, extension 39.

                                        Sincerely

                                        TRIDAN CORP.

                                        Peter Goodman, President

                                  Tridan Corp.
                                       and
                  Tridan Corp. Employees Stock Ownership Trust

                                 Privacy Policy

      The directors and management of Tridan Corp. and Tridan Corp. Employees Stock Ownership Trust ("ESOT") respect the privacy of nonpublic personal information that we collect from our shareholders and ESOT participants. This notice provides information regarding our policies and practices surrounding the collection and handling of nonpublic personal information. The words "we" and "us" refer to Tridan Corp. and the ESOT. The words "you" and "your" refer to our shareholders and ESOT participants, present and past.

Types of Information We Collect

      During the course of our relationship, you sometimes share with us nonpublic personal information, such as your address, social security number, age, and number of shares owned by you. We collect this information from applications, verbal communications, and correspondence with you. We may also receive this information from firms that assist us in administering your account and processing transactions on your behalf. We collect this information in order to handle your account properly and provide you with the services you expect to receive.

Use and Disclosure of Personal Financial Information

      We may use your nonpublic personal information in order to provide you with distributions, custodial, accounting, administrative and other shareholder services.

      We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.

      We are permitted under law to disclose nonpublic personal information about you to third parties in certain circumstances. For example, we may disclose your nonpublic personal information to third parties that assist us in providing services to you.

      On occasion, we may be required to provide information about you and your accounts and transactions to governmental agencies, in order to fulfill legal and regulatory requirements. We will comply with these laws, to the extent we are required to do so.

Safeguarding Your Personal Financial Information

      We restrict access to your nonpublic personal information to those who have a need to know that information in order to provide services to you. We maintain physical, electronic, and/or procedural safeguards that meet the standards of applicable laws and regulations.

                                  TRIDAN CORP.

                        261 West 35th Street, 16th Floor
                               New York, NY 10001

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 17, 2008

To the Shareholders of Tridan Corp.:

      The Annual Meeting of Shareholders of Tridan Corp. (the "Company") will be held on Tuesday, June 17, 2008, at 10:00 A.M. at the offices of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., 17th floor, 51 East 42nd Street, New York, NY 10017.

The following subjects will be considered and acted upon at the meeting:

      (1)   Election of six directors;

      (2) Ratification of the selection of Weiser LLP as auditors of the Company for the fiscal year ending April 30, 2009;

      (3) Transaction of such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      The subjects referred to above are discussed in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Annual Meeting of Shareholders in person. Shareholders of record at the close of business on May 16, 2008 have the right to vote at the meeting. If you cannot be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy in order that your shares will be represented at the meeting.

                                        By Order of the Board of Directors

                                        I. Robert Harris, Secretary

May 30, 2008

                                  TRIDAN CORP.

                        261 West 35th Street, 16th Floor
                               New York, NY 10001

                                 PROXY STATEMENT

      This statement is furnished in connection with the solicitation by the Board of Directors of Tridan Corp., a New York corporation (the "Company") of proxies to be voted at the Annual Meeting of Shareholders to be held June 17, 2008 and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement is being mailed to shareholders on or about May 30, 2008.

      All proxies which have been properly executed and received by the time of the meeting will be voted at the meeting in accordance with the instructions thereon. Any shareholder executing a proxy may revoke it in writing by execution of another proxy or by any other legal method at any time before the shares subject to the proxy are voted at the meeting. The Board of Directors recommends that shares be voted, and if no choice is specified on the proxy, the shares will be voted FOR the election as directors of the nominees hereinafter named, FOR ratification of the selection of Weiser LLP, as auditors, and in the discretion of the proxy holders on such other matters as may properly come before the meeting.

      As of May 16, 2008, there were issued and outstanding 3,107,865.3954 shares of capital stock, par value $.02 per share, of the Company, which is the only class of capital stock of the Company. Shareholders will be entitled to one vote for each share held, with pro rata voting rights for any fractional shares. Holders of record of such shares at the close of business on May 16, 2008 will be entitled to vote at the meeting.

      The participants in the Tridan Corp. Employees' Stock Ownership Trust are the beneficial shareholders of the shares held under the Trust, and the shares held for such participants will be voted only if and as directed by the participant for whose account such shares are held of record by the trustees of the Trust. Accordingly, the attached Notice, this Proxy Statement and the form of proxy have been mailed to each person who was a participant on the record date, and the shares beneficially owned by such participants will be voted in accordance with their proxies.

      The Company will pay the cost of preparing, assembling, and mailing the form of proxy and the material used in connection with solicitation of proxies. In addition to solicitation by use of the mails, certain officers and directors of the Company, who will receive no compensation for their services (other than their regular compensation) may solicit the return of proxies personally or by telephone or telegraph.

      An Annual Report covering the operations of the Company for its fiscal years ended April 30, 2008 and 2007 is enclosed herewith, but does not constitute a part of the material for the solicitation of proxies.

                              ELECTION OF DIRECTORS

      At the meeting, six directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been chosen and qualified, or as otherwise provided in the By-Laws of the Company. The election of a Board of Directors will require the vote of a majority of the shares present in person or by proxy at the meeting.

      It is intended that the persons named in the accompanying proxy will vote such proxy, if signed and returned, for the election of the nominees listed below. If for any reason any of said nominees shall become unavailable for election, which is not anticipated, the proxies may be voted for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to expect that any of the nominees will fail to be a candidate at the meeting and, accordingly, does not have in mind any substitute.

      As of May 16, 2008, Peter Goodman owned beneficially 1,276,910.73 shares (41%) of the Company, which does not include shares owned by Barbara S. Goodman, Peter Goodman's wife, nor shares owned by them as trustees for his brother Thomas Goodman.

      The following Tables A and B set forth information concerning directors and nominees for election as director for a term of one year. Table C sets forth information concerning non-director officers of the Company. The Table A nominees (Mark Goodman, Peter Goodman and Warren Pelton) are "interested persons" as defined in Section 2(a)19 of the Investment Company Act of 1940, and the Table B nominees (Messrs. Kramer, Negin and Stoever) are not. Peter Goodman is an "interested person" because he is an officer and holder of more than 5% of the shares of the Company, Mark Goodman because he is Peter Goodman's son, and Warren Pelton because he is an officer of the Company.

                                            Table A
                                            -------
                                                      Principal
                                                      Occupations      Number of    Other
Name, Address            Positions in      Director   During Past      Portfolios   Director-
and Age                  Tridan Corp.      Since      5-years          Overseen     ships Held
----------------------   ---------------   --------   --------------   ----------   ----------
Interested Persons:

Mark Goodman             Director          1999       Pianist and           1          None
(Son of Peter Goodman)                                Teacher
312 La Grange Street
West Roxbury, MA 02132
Age 54

Peter Goodman            Director and      1980       President,            1          None
65 Wendover Road         President                    Tridan Corp.
Rye, NY 10580
Age 82

Warren Fred Pelton       Director, Vice-   1988       Director of           1          None
6079 Fairway Court       President and                Development,
Naples, FL 34110         Treasurer                    International
Age 70                                                College until
                                                      2001;
                                                      Consultant

                                            Table B
                                            -------
                                                      Principal
                                                      Occupations      Number of    Other
Name, Address            Positions in      Director   During Past      Portfolios   Director-
and Age                  Tridan Corp.      Since      5-years          Overseen     ships Held
----------------------   ---------------   --------   --------------   ----------   -----------
Disinterested Persons:

Paul Kramer              Director and      2004       Partner,              1       Juniper
17 Huntley Road          Audit Committee              Kramer Love                   Content
Holmdel, NJ 07733        Chairman                     & Cutler, LLP                 Corporation
Age 76                                                (certified
                                                      public
                                                      accountants)

Jay Stanley Negin        Director and      1985       Investor              1           None
6 Demarest Court         Audit Committee
Englewood Cliffs, NJ     Member
07632
Age 77

Russell Jude Stoever     Director and      1995       Vice-                 1           None
15 Rockleigh Road        Audit Committee              President,
Rockleigh, NJ 07647      Member                       Stoever Glass
Age 63                                                & Co., Inc.
                                                      (a registered
                                                      broker-dealer)

                                     Table C
                                     -------
                                           Principal
                                           Occupations    Number of     Other
Name, Address             Positions in     During Past    Portfolios    Director-
and Age                   Tridan Corp.     5-years        Overseen      ships Held
----------------------    -------------    -----------    ----------    ----------
Non-director Officers:

I. Robert Harris          Secretary        Attorney          None          None
51 East 42nd Street
Suite 1700
New York, NY 10017
Age 76

      The following table sets forth the dollar range of equity securities beneficially owned by each nominee for election as director:

                                              Dollar Range of Equity Securities
Name of Nominee                               in Tridan Corp.
----------------------                        ----------------------------------

Interested Persons:

Mark Goodman                                  Over $100,000

Peter Goodman                                 Over $100,000

Warren Fred Pelton                            Over $100,000

Disinterested Persons:

Paul Kramer                                        None

Jay Stanley Negin                                  None

Russell Jude Stoever                               None

                  COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      No director or officer received any compensation from the Company during the last fiscal year, except for the fees of $12,000 paid during each year to each director, plus an additional $5,000 to Paul Kramer as chairman of the audit committee. The Company does not have any bonus, profit sharing, or other compensation plan, contract or arrangement with anyone, nor any pension or retirement plan; nor has the Company ever granted to anyone any options, warrants or other rights to purchase securities.

      All executive officers of the Company as a group (two persons) received compensation (comprised solely of said directors' fees) aggregating $24,000 during fiscal 2008 (which excludes professional fees paid to the law firm of which I. Robert Harris, secretary of the Company, is a member).

                                   COMMITTEES

Audit Committee

      The Audit Committee consists of three directors appointed by the board, namely Paul Kramer, Chairman, Jay S. Negin and Russell J. Stoever, each of whom is independent as defined in Rule 4200(a)(15) of the NASD listing standards. The board has determined that Mr. Kramer qualifies as an Audit Committee financial expert, as defined by applicable SEC rules and regulations. The Audit Committee operates under its charter, which it reviews annually and which is then submitted for approval by the Board of Directors. A copy of the charter is attached as an appendix to this proxy statement.

      The Audit Committee assists the Board of Directors in fulfilling their oversight responsibilities relating to the quality of the Company's accounting and auditing practices, including its financial statements and financial reporting process, disclosure controls and procedures and internal control over financial reporting, the annual independent audit of the Company's financial statements, and compliance with the Company's ethics program and with regulatory requirements. The Audit Committee is directly responsible for the appointment, compensation and oversight of the Company's independent registered public accounting firm. The committee met three times during the fiscal year ended April 30, 2008.

Audit Committee Report

      The Audit Committee has reviewed and discussed the Company's April 30, 2008 audited financial statements with management and with Weiser LLP, the Company's independent registered certified public accountants. The Audit Committee has also discussed with said auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by statements on Auditing Standards Nos. 89 and 90, has received from them the written disclosures and letter required by Independence Standards Board Standard No. 1, and has discussed with them their independence from the Company. The Audit Committee met separately with the independent registered certified public accountants, with and without management, to discuss the results of their examination and their observations and recommendations. Based on the foregoing review and discussions, the Audit Committee has recommended to the Board that the audited financial statements as of April 30, 2008 be issued to shareholders and filed with the SEC.

      Audit Committee Members:

         Paul Kramer, Chairman
         Jay S. Negin
         Russell J. Stoever

Nominating Committee

      The Company does not have a standing nominating committee, because of the small size of the Board of Directors and the infrequency of its turnover. Rather, on those rare occasions when a new candidate is proposed for consideration, whether by a shareholder or by others, the entire board considers the candidate and the board itself acts as a nominating committee. The board considers a candidate's, experience, familiarity with business and investments, knowledge about issues affecting the Company, and willingness to spend the time necessary to read applicable materials and attend meetings. In instances where the board determines that a candidate will be a valuable replacement or addition to the Board of Directors, the board recommends such candidate's election by the shareholders. This procedure has been followed successfully and without issue since 1980, when the Company first became a registered investment company, and the board believes it continues to be appropriate.

                             ATTENDANCE AT MEETINGS

      During the fiscal year ended April 30, 2008, there were five meetings of the Board of Directors and three meetings of the Audit Committee. Each of the directors attended at least 75% of the aggregate number of meetings of the Board and of the Audit Committee on which he served. Although the Company has no formal policy regarding director attendance at the annual shareholders meetings, directors are expected to attend, and all members of the Board attended last year's annual meeting.

                    SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

      The Board of Directors has not established a formal process for shareholders to send communications to the Board. In the Board's view, it is appropriate for the Company not to have such process, because the directors are few in number, and any shareholder who wishes to do so may address a letter to the attention of the entire Board, care of the Company at its principal office, or to individual Board members either at that address or at their personal addresses listed in the proxy statement.

                      PRINCIPAL AND MANAGEMENT SHAREHOLDERS

      The following table sets forth certain information concerning directors and nominees as directors of the Company and persons believed by the Company to be the record owners of more than five percent (5%) of the Company's voting securities as of May 16, 2008:

                                             Number of Shares     Percent
Title of           Name and Address of       Beneficially Owned   of Class on
Class              Beneficial Owner          on May 16, 2008      May 16, 2008
----------------   -----------------------   ------------------   ------------

Capital Stock      Peter Goodman             1,276,910.73 1/ 2/      41.09%
(par value $.02)   65 Wendover Road
                   Rye, NY 10580

                   Barbara S. Goodman          375,500.00 1/         12.08%
                   (wife of Peter Goodman)
                   65 Wendover Road
                   Rye, NY 10580

                   Thomas Goodman              701,000.00 3/         22.56%
                   111-20 73rd Avenue
                   Apt. 6F
                   Forest Hills, NY 11375

                   Robert W. Erdos             282,640.11 2/ 4/       9.09%
                   549 Fairview Terrace
                   York, PA 17403

                   Mark Goodman                 77,333.33             2.49%
                   312 La Grange Street
                   West Roxbury, MA 02132

                   Warren F. Pelton             29,930.89             0.96%
                   6079 Fairway Court
                   Naples, FL 34110

                   All officers,             1,384,174.95 2/ 3/      44.54%
                   directors and
                   nominees as a
                   group (7 persons)

1/ Not including 600,000 shares owned indirectly by Mr. Goodman and his wife, Barbara S. Goodman, as co-trustees for his brother, Thomas Goodman (see footnote 3), with respect to which the co-trustees have shared voting and investment power.

2/ Including the following shares owned by Tridan Corp. Employees Stock Ownership Trust, as nominee only: 7,486.89 shares owned directly and beneficially by Peter Goodman, and 5,640.11 shares owned directly and beneficially by Robert W. Erdos. Messrs. Robert W. Erdos, Peter Goodman, Thomas Goodman and Warren F. Pelton are trustees of said Trust.

3/ Including 600,000 shares owned of record only, by Peter Goodman and Barbara S. Goodman, as trustees for Thomas Goodman (Peter Goodman's brother).

4/ This amount does not include 49,000 shares owned of record and beneficially by Erda Erdos, Mr. Erdos' wife.

      The foregoing table and footnotes shall not be construed as an admission that Peter Goodman is the beneficial owner of any shares owned by him as a trustee for his brother, nor of any shares owned by Mr. Goodman's wife; nor as an admission that Barbara S. Goodman is the beneficial owner of any shares owned by her as a trustee for Peter Goodman's brother; nor as an admission that Robert
W. Erdos is the beneficial owner of any shares owned by Mr. Erdos' wife.

      Peter Goodman, president and a director of the Company, controls the Company in that any matter to be voted on at the meeting can be decided by Mr. Goodman and any one of several other shareholders, who together own a majority of the outstanding shares, if they vote in the same way on such matter.

      Joseph T. Scialo is the Company's Administrator. Mr. Scialo is a certified public accountant in the firm of Scialo & Company CPA, P.C., 261 West 35th Street, 16th Floor, New York, NY 10001.

                      RELATIONSHIP WITH AND RATIFICATION OF
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Audit Committee is responsible for approving the engagement of the Company's independent public accountants prior to their engagement. The Audit Committee and Board of Directors have unanimously approved the selection of Weiser LLP as independent public accountants for the Company for the fiscal year ending April 30, 2009. The former accounting firm of Leslie Sufrin and Company, P.C., which merged into Weiser LLP, had been the Company's auditors since it became a registered investment company in 1980. Although shareholder ratification is not required by law, to be consistent with past practice the firm's selection is being submitted for ratification by the shareholders, which requires the affirmative vote of a majority of the shares of the Company present at the meeting. If shareholders do not ratify their selection, the Board will reconsider the matter and will decide whether to retain that firm. The Audit Committee and Board of Directors reviewed the services performed by Weiser LLP during the last fiscal year and determined that such services did not affect their independence. The firm has no direct or indirect financial interest in the Company, except for fees received by it for services which were furnished at customary rates and terms. Representatives of the firm are expected to be present at the meeting, will be given an opportunity to make such statements as they feel appropriate, and will be available to respond to appropriate questions.

Audit Fees - Weiser LLP billed the Company a total of $41,000 for the 2008 fiscal year, and $40,000 for the 2007 fiscal year, for the audit of the Company's annual financial statements and in connection with statutory and regulatory filings for those years.

Audit-Related Fees - No fees were billed to the Company for the last two fiscal years for any audit-related services.

Tax Fees - No fees were billed to the Company for the last two fiscal years for tax compliance, tax advice or tax planning.

All Other Fees - No fees were billed to the Company for the last two fiscal years for any other services.

                    INVESTMENT ADVISORY AGREEMENT AND ADVISER

      The Company's investment adviser is J.P. Morgan Investment Management Inc., ("Morgan"), 245 Park Avenue, New York, NY 10167. The Investment Advisory Agreement dated July 1, 2000 (the "Agreement") between the Company and Morgan was most recently approved by the shareholders at the annual meeting on June 20, 2000 and expires June 30, 2008. On May 22, 2008, the Board of Directors (including the Company's independent directors) unanimously approved a continuation of the Agreement until June 30, 2009 (subject to the early termination provisions contained in the Agreement).

      Under the Agreement Morgan, subject to the general supervision of the Company's Board of Directors and in conformance with the stated policies of the Company, manages investment operations and the composition of the Company's portfolio of securities and investments. In this regard, it is the responsibility of Morgan to make investment decisions for the Company and to place the purchase and sale orders for the portfolio transactions of the Company.

      As compensation for the services rendered and related expenses borne by Morgan, the Company, under the Agreement, has paid Morgan an annual fee, computed and payable quarterly, equal to 0.28% of the Company's net assets under management. Morgan received fees aggregating $104,183 applicable to the year ended April 30, 2008.

      The investment advisory services of Morgan to the Company are not exclusive under the terms of the Agreement. Morgan is free to, and does, render investment advisory services to others, including numerous funds.

      Morgan seeks to obtain the best price and execution of orders placed for the Company's assets considering all of the circumstances. If transactions are executed in the over-the-counter market, Morgan will deal with the principal market makers, unless more favorable prices and executions are otherwise obtainable. There is no agreement by Morgan with any broker or dealer to place orders with it. When circumstances relating to a proposed transaction indicate that a particular broker or dealer is in a position to provide the best execution considering all factors including price, the order is placed with that broker or dealer. This may or may not be a broker or dealer which has provided statistical or other factual information to Morgan. Subject to the requirement of seeking the best price and execution, Morgan may, in circumstances in which two or more brokers are in a position to offer comparable prices and execution, give preference to a broker or dealer which has provided statistical and other factual information to it. Morgan is of the opinion that while such information is useful in varying degrees, it is of indeterminable value and does not reduce the expenses of Morgan. In recognition of the brokerage execution services Morgan may pay a brokerage commission in excess of that which another broker might have charged for the same transaction. Morgan periodically evaluates the overall reasonableness of brokerage commissions paid by the Company. The factors considered in these evaluations include the competitive negotiated rate structure at the time the commission is charged and the effectiveness of the broker's execution.

      The names and principal occupations of the directors and principal executive officers of Morgan are as follows. All of them may be reached c/o J.P. Morgan Investment Management Inc., 245 Park Avenue, New York, NY 10167.

      Name                  Position at Morgan*
      ------------------    -----------------------------------------------

      Evelyn V. Guernsey    President, Managing Director, Director
      George C.W. Gatch     Managing Director, Director
      Seth P. Bernstein     Managing Director, Director
      Clive Brown           Managing Director, Director
      Lawrence M. Unrein    Managing Director, Director
      Richard Madsen        Managing Director, Director
      Scott E. Richter      Managing Director, Chief Legal Officer
      Joseph K. Azelby      Managing Director, Director
      Paul A. Quinsee       Managing Director, Director
      Joseph Bertini        Vice President, Chief Compliance Officer
      John Hunt             Chief Executive Officer, Institutional Americas

----------
      * Managing Director is an officer's title. Those who hold it are not necessarily directors of Morgan.

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, are as follows: Peter Goodman (President), Warren F. Pelton (Vice President and Treasurer) and I. Robert Harris (Secretary). Messrs. Goodman and Harris have served in their respective positions since the Company registered with the Securities and Exchange Commission as an investment company in April, 1980. Mr. Pelton became Vice President and Treasurer in 1995. Mr. Harris has been of counsel to the law firm of Kantor, Davidoff, Wolfe, Mandelker & Kass, P.C., general counsel to the Company, for more than the past 5 years.

                              SHAREHOLDER PROPOSALS
                             FOR 2009 ANNUAL MEETING

      Next year's annual meeting of shareholders of the Company will be held in June, 2009. Shareholders wishing to have their proposals included in the Company's Proxy Statement which will relate to that meeting must submit their proposals, preferably by certified mail, return receipt requested, to the Company at its address listed on the first page of this Proxy Statement so that the proposals are received no later than February 1, 2009.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board of Directors is not aware of any matters to be presented for action at the meeting other than those described above. Should other business properly be brought before the meeting, the persons named in the proxy have discretionary authority to vote in accordance with their best judgment in the interest of the Company.

Dated: May 30, 2008                     By Order of the Board of Directors

                                        I. Robert Harris, Secretary

                                         Tridan Corp.
                                         Financial Statements
                                         April 30, 2008 and 2007

Tridan Corp.
Contents
April 30, 2008 and 2007
--------------------------------------------------------------------------------

                                                                         Page(s)

Report of Independent Registered Public Accounting Firm...................... 1

Report of Independent Registered Public Accounting Firm...................... 2

Financial Statements

Statements of Assets and Liabilities
    April 30, 2008 and 2007.................................................. 3

Schedules of Investments in Municipal Obligations
    April 30, 2008 and 2007.................................................4-7

Statements of Operations
    Years Ended April 30, 2008 and 2007...................................... 8

Statements of Changes in Net Assets
    Years Ended April 30, 2008, 2007 and 2006................................ 9

Notes to Financial Statements............................................ 10-14

                           [LETTERHEAD OF WEISER LLP]

             Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors
Tridan Corp.

We have audited the accompanying statements of assets and liabilities of Tridan Corp. (the "Company"), including the schedules of investments in municipal obligations, as of April 30, 2008 and 2007, and the related statements of operations for the years then ended, and the statement of changes in net assets and the financial highlights for the each of the three years ended April 30, 2008. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned, as of April 30, 2008 and 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tridan Corp. as of April 30, 2008 and 2007, the result of its operations for the years then ended, and the changes in its net assets and its financial highlights for each of the three years ended April 30, 2008, in conformity with accounting principles generally accepted in the United States of America.


/s/ Weiser LLP

New York, NY
May 30, 2008

                 [LETTERHEAD OF LESLIE SUFRIN AND COMPANY, P.C.]

             Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Tridan Corp.

We have audited the Financial highlights Tridan Corp. (the "Company"), for the years ended April 30, 2005 and 2004. These financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial highlights, referred to above, present fairly, in all material respects, the financial highlights Tridan Corp. for the years ended April 30, 2005 and 2004, in conformity with accounting principles generally accepted in the United States of America.


/s/ Leslie Sufrin and Company, P.C.

New York, NY
May 19, 2005

Tridan Corp.
Statements of Assets and Liabilities
April 30, 2008 and 2007
--------------------------------------------------------------------------------

                                                                                  2008                2007
                                                                             -------------       -------------
Assets
Investments in municipal obligations, at fair value
   (original cost - $36,130,063 and $36,223,941, respectively)
   (amortized cost - $35,130,380 and $35,442,273, respectively)              $  35,825,360       $  36,129,773
Cash and cash equivalents (Note 2)                                               1,178,599             972,001
Prepaid expenses and other current assets                                            6,068                  --
Accrued interest receivable                                                        537,810             526,469
                                                                             -------------       -------------

    Total assets                                                                37,547,837          37,628,243
                                                                             -------------       -------------

Liabilities
Accounts payable and accrued liabilities (Note 3):
   Accrued investment advisory fees                                                 25,925              26,000
   Accrued fees - affiliate                                                         19,857              21,418
   Accrued other                                                                    47,934              40,000
Common stock redemptions payable                                                     3,874               5,715
                                                                             -------------       -------------

    Total liabilities                                                               97,590              93,133
                                                                             -------------       -------------

Net assets                                                                   $  37,450,247       $  37,535,110
                                                                             =============       =============

Analysis of net assets
   Common stock, at $.02 par value, 6,000,000 shares authorized              $      63,982       $      63,982
   Paid-in capital                                                              36,744,058          36,799,888
   Distributable earnings:
    Over distributed net investment income                                          (3,287)            (16,260)
    Undistributed capital gains (losses)                                           (49,486)                 --
    Unrealized appreciation of investments, net                                    694,980             687,500
                                                                             -------------       -------------

   Net assets [equivalent to $12.05 and $12.06 per share, respectively, based on 3,107,865.3954 shares and 3,112,535.0161 shares of
    common stock outstanding, respectively (Note 5)]                         $  37,450,247       $  37,535,110
                                                                             =============       =============

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

                                                                2008                                        2007
                                                ------------------------------------      ---------------------------------------
                                                 Principal   Amortized       Fair          Principal     Amortized       Fair
                                                   Amount       Cost        Value            Amount         Cost        Value
                                                ----------  -----------  -----------      -----------   -----------  -----------
Revenue Backed
Nassau County Interim Finance Authority
    NY Sales Tax Secured
    (Pre-Refunded to November 15, 2010@100)
    5.75% due November 15, 2013                 $1,100,000  $ 1,118,004  $ 1,189,848      $ 1,100,000   $ 1,123,190  $ 1,177,792

N.Y.S. Dormitory Authority Rev
    Cons City Univ Genl Sys 2nd Ser
    5.75 due July 1, 2013                          215,000      234,454      232,290          215,000       238,057      232,036

N.Y.S. Dormitory Authority Revs Ref
    (Mandatory Put May 15, 2012 @100)
    5.25% due November 15, 2023                  1,400,000    1,504,732    1,494,542        1,400,000     1,520,765    1,488,228

N.Y.S. Dormitory Authority Rev
    St Personal Income Tax Ed
    5.5% due March 15, 2011                      1,000,000    1,044,676    1,074,270        1,000,000     1,058,756    1,065,730

N.Y.S. Dormitory Authority Revs
    State Univ Educ Facils of New York Rev
    (Escrowed to Maturity)
    7.5% due May 15, 2011                          365,000      362,643      394,720          450,000       445,846      486,975

New York Environmental Facilities Corp
    Pollution Control Rev St Water NYC 02
    5.00% due June 15, 2018                      1,000,000    1,053,462    1,083,050        1,000,000     1,060,037    1,078,890

New York Environmental Facilities Corp
    Pollution Control Rev State Wtr Revolv Fd
    5.2% due May 15, 2014                               --           --           --          575,000       623,452      629,090

Niagara Falls Bridge Commission
    NY Toll Rev Highway Impts
    5.25% due October 1, 2015                    2,000,000    2,084,186    2,138,680        2,000,000     2,094,076    2,148,660

Triborough Bridge & Tunnel Authority NY
    General Purpose Revs
    (Escrowed to Maturity)
    5.5% due January 1, 2017                     1,000,000    1,016,460    1,121,460        1,000,000     1,018,047    1,108,230

Triborough Bridge & Tunnel Authority NY
    Revs General Purpose Ref
    (Escrowed to Maturity)
    6.0% due January 1, 2012                     1,500,000    1,527,747    1,608,270        1,500,000     1,533,774    1,600,050
                                                ----------  -----------  -----------      -----------   -----------  -----------
                                                 9,580,000    9,946,364   10,337,130       10,240,000    10,716,000   11,015,681
                                                ----------  -----------  -----------      -----------   -----------  -----------
                                                                                27.6%(*)                                    29.3%(*)
Insured
Bethlehem NY Central School District
    Ref Unlimited Tax
    5.0% due November 1, 2015                      500,000      537,478      544,530          500,000       542,335      544,100

City of Buffalo New York Sewer Auth
    Rev Sewer System Impt
    5.0% due July 1, 2011                        1,110,000    1,152,148    1,183,915        1,110,000     1,164,552    1,166,799

Cattaraugus County NY Public
    Impt Ref Unlimited Tax
    (Par Call June 1, 2013 @100)
    5.0% due June 1, 2014                          275,000      290,490      294,184          275,000       293,307      293,640

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

                                                                 2008                                    2007
                                               --------------------------------------    --------------------------------------
                                                Principal     Amortized       Fair       Principal     Amortized        Fair
                                                  Amount         Cost         Value        Amount         Cost          Value
                                               ----------    ----------    ----------    ----------    ----------    ----------
Insured (continued)
Cattaraugus County NY Public
    Impt Ref Unlimited Tax
    (Par Call June 1, 2013 @100)
    5.0% due June 1, 2015                      $  275,000    $  289,702    $  292,999    $  275,000    $  292,275    $  293,024

Chenango Valley Central School District NY
    4.0% due June 15, 2011                        190,000       192,977       195,377       190,000       194,722       192,422

Clarkstown Central School District
    NY Unlimited Tax
    (Par Call April 15, 2014 @100)
    5.25% due April 15, 2015                      400,000       426,577       438,792       400,000       430,665       435,648

Cleveland Hill Union Free School District
    Cheektowa NY Unlimited Tax
    (Par Call October 15, 2009 @100)
    5.5% due October 15, 2011                   1,480,000     1,494,059     1,548,480     1,480,000     1,495,704     1,557,122

Mt. Sinai, N.Y. Union Free School District
    6.2% due February 15, 2011                  1,070,000     1,068,399     1,166,525     1,070,000     1,068,076     1,165,134

City of New York Transitional
    5.00% due July 15, 2016                       750,000       812,403       816,128       750,000       820,021       818,070

New York NY Unlimited Tax
    6.75% due February 1, 2009                         --            --            --       500,000       517,620       525,748

N.Y.S. Dormitory Authority Revs
    Non St Supported Debt Insd Sien College
    (Par Call July 1, 2016 @100)
    5.0% due July 1, 2020                       1,745,000     1,825,256     1,822,077     1,745,000     1,831,864     1,882,419

N.Y.S. Dormitory Authority Revs
    (Par Call October 1, 2017 @100)
    5.0% due October 1, 2018                      430,000       465,191       459,588            --            --            --

N.Y.S. Dormitory Authority Revs
    City University System
    5.5% due July 1, 2019                       1,000,000     1,103,489     1,124,280     1,000,000     1,112,857     1,148,480

N.Y.S. Dormitory Authority Revs
    Pace University
    6.5% due July 1, 2009                       1,000,000     1,021,966     1,033,400     1,000,000     1,033,602     1,058,860

N.Y.S. Dormitory Authority Revs
    Nonst Supported Debt
    5.25% due July 1, 2021                      1,000,000     1,110,047     1,105,240            --            --            --

N.Y.S. Dormitory Authority Revs
    Revenue Supported Debt
    (Par Call February 15, 2015 @100)
    5.0% due February 15, 2021                  1,035,000     1,071,522     1,078,315     1,035,000     1,076,467     1,103,714

N.Y.S. Dormitory Authority Revs
    5.5% due May 15, 2018                       1,155,000     1,293,935     1,291,879     1,155,000     1,307,813     1,319,403

N.Y.S. Dormitory Authority Revs
    (Par Call October 1, 2017 @100)
    5.0% due October 1, 2019                      585,000       628,149       619,170            --            --            --

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

                                                                2008                                      2007
                                               --------------------------------------    --------------------------------------
                                                Principal    Amortized      Fair           Principal    Amortized      Fair
                                                  Amount        Cost        Value            Amount        Cost        Value
                                               -----------  -----------  -----------      -----------  -----------  -----------
Insured (continued)
New York Environmental Facilities Corp
    State Pers Income Tax Rev
    5.25% due December 15, 2012                $   400,000  $   430,172  $   436,136      $   400,000  $   436,537  $   433,064

N.Y.S. Local Govt Assistance Corp Ref
    5.5% due April 1, 2017                         240,000      262,990      271,406          240,000      265,508      271,046

N.Y.S. Thruway Authority
    Second Gen Hwy &  Brdg Trust Fund
    5.25% due April 1, 2013                      1,000,000    1,066,711    1,091,880        1,000,000    1,079,981    1,082,140

City of New York
    Unlimited Tax
    (Pre-Refunded to January 1, 2014 @ 100)
    5.0% due August 1, 2017                        500,000      540,794      532,165               --           --           --

Pleasantville New York Public Impt
    Unlimited Tax
    5.0% due January 1, 2016                       440,000      473,546      476,287          440,000      477,870      478,086

Commonwealth of Puerto Rico
    Electric Power Auth Rev
    5.5% due July 1, 2017                          700,000      772,842      756,371          700,000      780,673      793,807

Commonwealth of Puerto Rico
    Highway Transportation Auth Rev Ref
    6.25% due July 1, 2016                         285,000      326,784      330,523          285,000      331,659      337,124

Puerto Rico Commonwealth Highway
    and Transportation Auth Hwy Rev Ref
    (Mandatory Put July 1, 2010 @100)
    5% due July 1, 2035                                 --           --           --        1,000,000    1,083,627    1,039,000

Puerto Rico Commonwealth Highway
    and Transportation Auth Transn Rev
    5.5% due July 1, 2015                          500,000      546,761      552,460          500,000      552,976      560,630

Sachem Central School District
    NY Holbrook Ref Unlimited Tax
    5.25% due October 15, 2019                     500,000      553,688      541,155          500,000      558,373      563,430

Suffolk County Judicial Facilities Agency
    NY Service Agreement Rev John P Cohalan
    Complex (Callable October 15, 2009 @101)
    5.75% due October 15, 2011                   1,340,000    1,355,110    1,407,255        1,340,000    1,358,337    1,417,934

Triborough Bridge & Tunnel Authority NY
    General Purpose Revs
    5.5% due November 15, 2019                   1,000,000    1,128,531    1,141,410        1,000,000    1,139,689    1,152,050

Suffolk County Water Auth
    NY Waterworks Rev Sub Lien
    6.0% due June 1, 2009                          515,000      521,888      525,057        1,000,000    1,024,861    1,032,320
                                               -----------  -----------  -----------      -----------  -----------  -----------
                                                21,420,000   22,763,605   23,076,984       20,890,000   22,271,971   22,665,214
                                               -----------  -----------  -----------      -----------  -----------  -----------
                                                                                61.6%(*)                                   60.4% (*)

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Schedules of Investments in Municipal Obligations
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

                                                              2008                                        2007
                                             --------------------------------------       --------------------------------------
                                              Principal    Amortized        Fair           Principal    Amortized        Fair
                                               Amount         Cost          Value            Amount        Cost          Value
                                             -----------  -----------   -----------       -----------  -----------   -----------

General Obligations
Monroe County NY Ref Pub
    Impts Unlimited Tax
    6.0% due March 1, 2012                   $   445,000  $   480,558   $   484,284       $   445,000  $   489,283   $   489,909

Puerto Rico Public Buildings Auth
    Rev Gtd Ref Govt Facs Ser J
    (Par Call July 1, 2012 @100)
    5.0% due July 1, 2028                        500,000      511,260       506,135           500,000      513,027       521,185
                                             -----------  -----------   -----------       -----------  -----------   -----------
                                                 945,000      991,818       990,419           945,000    1,002,310     1,011,094
                                             -----------  -----------   -----------       -----------  -----------   -----------
                                                                                2.6%(*)                                      2.7%(*)
U.S. Government Backed
Monroe County N.Y. Pub Imp Unlimited Tax
    (Callable June 1, 2008 @101)
    6.0% due June 1, 2010                         10,000       10,100        10,123            10,000       10,031        10,345

City of New York NY Ref Unlimited Tax
    (Pre-Refunded to May 15, 2010 @ 101)
    6.0% due May 15, 2030                        150,000      171,768       162,301           150,000      176,337       161,601

New York Environmental Facilities Corp
    Pollution Control Rev St Wtr Fund Ref
    (Escrowed to Maturity)
    5.75% due June 15, 2008                           --           --            --           190,000      191,429       194,485

N.Y.S. Thruway Authority
    Hwy & Brdg Tr Fd
    (Pre-Refunded to April 1, 2013 @ 100)
    5.0% due April 1, 2017                                                                  1,000,000    1,074,195     1,071,353
                                             -----------  -----------   -----------       -----------  -----------   -----------
                                                 160,000      181,868       172,424         1,350,000    1,451,992     1,437,784
                                             -----------  -----------   -----------       -----------  -----------   -----------
                                                                                0.5%(*)                                      3.8%(*)
Short-term
N.Y.S. Dormitory Authority Revs
    State Univ Educ Facils of New York Rev
    (Escrowed to Maturity)
    7.5% due May 15, 2011 [Sale Pending]          55,000       54,644        55,000                --           --            --

New York NY Unlimited Tax
    6.75% due February 1, 2009                   500,000      510,132       517,575                --           --            --

New York Environmental Facilities Corp
    Pollution Control Rev St Wtr Fund Ref
    (Escrowed to Maturity)
    5.75% due June 15, 2008                      190,000      190,462       190,828                --           --            --

Suffolk County Water Auth
    NY Waterworks Rev Sub Lien
    6.0% due June 1, 2009 [Sale Pending]         485,000      491,487       485,000                --           --            --
                                             -----------  -----------   -----------       -----------  -----------   -----------
                                               1,230,000    1,246,725     1,248,403                --           --            --
                                             -----------  -----------   -----------       -----------  -----------   -----------
                                                                                3.3%(*)                                      0.0%(*)

                                             $33,335,000  $35,130,380   $35,825,360       $33,425,000  $35,442,273   $36,129,773
                                             ===========  ===========   ===========       ===========  ===========   ===========
                                                                               95.7%(*)                                     96.3%(*)

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Operations
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

                                                                  2008                2007
                                                               -----------       -----------
Investment income

   Interest                                                    $ 1,859,826       $ 1,870,498

   Amortization of bond premium and discount - net                (268,535)         (242,894)
                                                               -----------       -----------

     Total investment income                                     1,591,291         1,627,604
                                                               -----------       -----------

Expenses

   Investment advisory fees (Note 3)                               104,183           103,182

   Professional fees (Note 3)                                      127,941           128,150

   Director's fees                                                  77,000            77,000

   Administrative and accounting expenses                           72,000            72,000

   Insurance and other expenses                                     15,208            16,422
                                                               -----------       -----------

     Total expenses                                                396,332           396,754
                                                               -----------       -----------

Net investment income                                            1,194,959         1,230,850
                                                               -----------       -----------

Realized and unrealized gain (loss) on investments
   Net realized gain (loss) on investments                         (49,486)          152,416

   Net unrealized appreciation on investments                        7,480           105,057
                                                               -----------       -----------

   Net realized and unrealized gain (loss) on investments          (42,006)          257,473
                                                               -----------       -----------

Net increase in net assets resulting from operations           $ 1,152,953       $ 1,488,323
                                                               ===========       ===========

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Statements of Changes in Net Assets
Years Ended April 30, 2008, 2007 and 2006
--------------------------------------------------------------------------------

                                                                    2008               2007               2006
                                                                ------------       ------------       ------------
Increase (decrease) in net assets resulting
   from operations
     Net investment income                                      $  1,194,959       $  1,230,850       $  1,319,666

     Net realized gain (loss) on investments                         (49,486)           152,416            163,905

     Unrealized appreciation (depreciation) on investments             7,480            105,057         (1,493,001)
                                                                ------------       ------------       ------------

      Net increase (decrease) in net assets
        resulting from operations                                  1,152,953          1,488,323             (9,430)

Distributions to shareholders from
   Net investment income                                          (1,181,986)        (1,212,033)        (1,304,517)

   Capital gains - net                                                    --           (220,756)          (160,462)

Redemptions of shares
   4,669.6207 shares, 2,676.4352 shares and
   3,359.2505 shares, respectively                                   (55,830)           (32,311)           (41,276)
                                                                ------------       ------------       ------------

Total increase (decrease)                                            (84,863)            23,223         (1,515,685)

Net assets
   Beginning of year                                              37,535,110         37,511,887         39,027,572
                                                                ------------       ------------       ------------

   End of year                                                  $ 37,450,247       $ 37,535,110       $ 37,511,887
                                                                ============       ============       ============

   The accompanying notes are an integral part of these financial statements.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

1.    Significant accounting policies

      The following is a summary of the significant accounting policies followed by Tridan Corp. (the "Company"), a closed-end, non-diversified management investment company, registered under the Investment Company Act of 1940, in the preparation of its financial statements.

      Acquisition and valuation of investments

      Investment transactions are accounted for on the date the securities are purchased/sold (trade date) and interest on securities acquired/sold is included in income from/to the settlement date. Short-term investments are stated at cost, which is equivalent to fair value.

      Fair values for the Company's investments in municipal obligations have been determined based on the bid price of the obligation. Securities for which quotations are not readily available are valued at fair value as determined by the board of directors. There were no securities valued by the board of directors, for which quotations were not readily available, as of April 30, 2008 and 2007.

      Amortization of bond premium or discount

      In determining investment income, bond premiums or discounts are amortized over the remaining term of the obligation.

      Income taxes

      It is the Company's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no income tax provision is required.

      Interest income from municipal investments are exempt from Federal and state income taxes.

      Cash and cash equivalents

      The Company considers all investments that can be liquidated on demand to be cash equivalents.

      Use of estimates

      The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Significant estimates are used in determining the fair value of investments.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

      Concentration of credit risk

      The Company's financial instruments that are exposed to concentrations of credit risk consist primarily of cash and cash equivalents and investments.  The  Company  maintains  all of its cash on  deposit  in one financial institution. The cash balance at April 30, 2008 was approximately $1,180,000. The value of the Company's investments may be subject to possible risks involving, among other things, the continued credit worthiness of the various state and local government agencies and public financing authorities underlying its investments. The Company and its investment advisor periodically consider the credit quality of the Company's investments, and the Company adheres to its investment objective of investing only in investment grade securities.

2.    Cash and cash equivalents

      Cash and cash equivalents consisted of the following:

                                                            April 30,
                                                    --------------------------
                                                        2008           2007
                                                        ----           ----

      Cash - demand deposits                        $ 1,178,599    $   147,001
      Cash equivalents - demand bonds and notes              --        825,000
                                                    -----------    -----------
                                                    $ 1,178,599    $   972,001
                                                    ===========    ===========

3.    Accounts payable and accrued liabilities

      Accounts payable and accrued liabilities consisted of the following at:

                                                             April 30,
                                                       --------------------
                                                        2008          2007
                                                        ----          ----

      Accrued investment advisory fees (a)             $25,925      $26,000
                                                       =======      =======
      Accrued fees - affiliate (b)                     $19,857      $21,418
                                                       =======      =======
      Accrued other:
        Accrued audit fees (c)                         $41,000      $40,000
        Accrued other administrative expenses            6,934           --
                                                       -------      -------
                                                       $47,934      $40,000
                                                       =======      =======

      (a) The Company utilizes the services of J.P. Morgan Investment Management, Inc. ("J.P. Morgan") as its investment advisor and custodian for its investments. The annual advisory fee is .28 of one percent of the net assets under management. The fee is computed and payable quarterly, based on the aggregate fair value of the net assets on the last day of each fiscal quarter.

      (b) For the years ending April 30, 2008 and 2007, the Company incurred legal fees of approximately $87,000 and $88,000, respectively, for professional fees paid to the law firm of which an officer of the Company is a member.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

      (c) For the years ending April 30, 2008 and 2007, the Company incurred audit fees of approximately $41,000 and $40,000, respectively.

4.    Investment transactions

      Purchases and sales of  investments  in municipal  obligations  (excluding short-term and demand investments) amounted to approximately $2,758,000 and $2,752,000 for the year ended April 30, 2008 and $7,741,000 and $5,443,000, respectively, for the year ended April 30, 2007.

      The U.S. Federal income tax basis (aggregate cost) of the Company's investments, at April 30, 2008 and 2007, was approximately $35,130,000 and $35,442,000 respectively, and net unrealized appreciation, at April 30, 2008 and 2007, for U.S. Federal income tax purposes was approximately $694,000 and $687,000, respectively (gross unrealized appreciation of approximately $787,000 and $795,000, respectively; gross unrealized depreciation of approximately $93,000 and $108,000, respectively).

5.    Common stock, share redemption plan and net asset values

      At April 30, 2008 and 2007, there were 6,000,000 shares of $0.02 par value common stock authorized of which 3,199,100 had been issued aggregating $63,982, and initial additional paid-in capital aggregating $312,787.

      The Company has a share redemption plan applicable to approximately 43,000 shares and 47,800 shares, respectively, of outstanding common stock, at April 30, 2008 and 2007. The plan permits eligible shareholders or their estates to have their shares redeemed upon reaching age 65 or upon death. Shares are redeemed at the net asset value per share, based on fair value, as of the end of the Company's fiscal quarter in which the request for redemption is received. At April 30, 2008 and 2007, $1,072,256 (91,234.6046 shares) and $1,016,426 (86,564.9839 shares), respectively, had been redeemed under this plan and are held in treasury.

      The net asset value per share is calculated by dividing the aggregate fair value of all assets less the aggregate fair value of all liabilities by the number of common shares outstanding at the end of the period.

      The net asset value per share and the shares outstanding were as follows:

                                             April 30,
                                      ----------------------
                                         2008       2007
                                         ----       ----

      Net asset value                   $12.05     $12.06
      Shares outstanding at:
        April 30, 2008                    3,107,865.3954
        April 30, 2007                    3,112,535.0161

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

6.    Distributions

      During the years ended April 30, 2008, 2007 and 2006, distributions of $1,181,986 ($.38 per share), $1,432,789 ($.46 per share) and $1,464,979
      ($.47 per share), respectively, were declared and paid to shareholders, which, except for capital gains of none in 2008, $220,756 in 2007 and $160,462 in 2006, were exempt from Federal income taxes.

      The tax character of distributions paid during the years ending April 30, 2008, 2007 and 2006 were as follows:

                                                         2008            2007            2006
                                                         ----            ----            ----
      Distributions paid from:
        Investment income:
           Tax-exempt investment income, net         $ 1,173,967     $ 1,212,033     $ 1,304,517
           Taxable investment income                       8,019              --              --
                                                     -----------     -----------     -----------
                                                       1,181,986       1,212,033       1,304,517
                                                     -----------     -----------     -----------

        Capital gains                                         --         220,756         160,462
                                                     -----------     -----------     -----------

                                                     $ 1,181,986     $ 1,432,789     $ 1,464,979
                                                     ===========     ===========     ===========

      As of April 30, 2008, 2007 and 2006, the components of distributable earnings on a tax basis were as follows:

                                                         2008            2007            2006
                                                         ----            ----            ----
      Overdistributed tax-exempt investment
        income, net                                  $    (3,827)    $   (16,260)    $   (35,077)
      Undistributed taxable investment income                540              --              --
         Undistributed capital gains (losses)            (49,486)             --          68,340
      Unrealized appreciation of investments, net        694,980         687,500         582,443
                                                     -----------     -----------     -----------

                                                     $   642,207     $   671,240     $   615,706
                                                     ===========     ===========     ===========

       Capital loss carryforwards as of April 30, 2008 was $49,486. The Company had no capital loss carryforwards as of April 30, 2007 and 2006. The Company had no capital reclassification related to permanent book/tax differences for years ending April 30, 2008, 2007 and 2006. There were no significant differences between total GAAP basis net investment income and net realized gain and actual distributions for the years ended April 30, 2008, 2007 and 2006.

Tridan Corp.
Notes To Financial Statements
Years Ended April 30, 2008 and 2007
--------------------------------------------------------------------------------

7.    Financial Highlights

      Selected per share data and ratios:

                                                                         For the Years Ended April 30,
                                                          -----------------------------------------------------------
                                                            2008        2007          2006        2005         2004
                                                            ----        ----          ----        ----         ----
      Per share operating performance:
       (For a share of common stock
        outstanding throughout the period):

      Net asset value, beginning of year                  $ 12.06      $ 12.04      $ 12.51      $ 12.61      $ 12.94
                                                          -------      -------      -------      -------      -------

      Income from investment operations:
        Net investment income                                 .38          .40          .43          .43          .46
        Net realized and unrealized gain
         (loss) on investments                               (.01)         .08         (.43)        (.05)        (.30)
                                                          -------      -------      -------      -------      -------
           Total from investment operations                   .37          .48          .00          .38          .16
                                                          -------      -------      -------      -------      -------
      Less distributions:
        Dividends (from net investment
         income)                                             (.38)        (.39)        (.42)        (.44)        (.46)
        Capital gains                                        (.00)        (.07)        (.05)        (.04)        (.03)
                                                          -------      -------      -------      -------      -------
           Total distributions                               (.38)        (.46)        (.47)        (.48)        (.49)
                                                          -------      -------      -------      -------      -------

      Net asset value - end of year                       $ 12.05      $ 12.06      $ 12.04      $ 12.51      $ 12.61
                                                          =======      =======      =======      =======      =======

      Per share market value - end of period              $ 12.05      $ 12.06      $ 12.04      $ 12.51      $ 12.61
                                                          =======      =======      =======      =======      =======

      Total investment return                               (0.08%)       0.17%       (3.76%)      (0.79%)      (2.55%)

      Ratios/Supplemental Data:

        Net assets, end of period (in 000s)               $37,450      $37,535      $37,512      $39,028      $39,372

        Ratio of expenses to average
          net assets                                         1.06%        1.05%        1.02%        0.99%        0.83%

        Ratio of net investment income
          to average net assets                              3.20%        3.27%        3.44%        3.40%        3.61%

        Portfolio turnover rate                              7.75%       15.18%       14.05%       14.78%       13.00%

        Average (simple) number of shares
          outstanding (in thousands)                        3,110        3,114        3,117        3,120        3,124

                                    Appendix

                                  TRIDAN CORP.
                             AUDIT COMMITTEE CHARTER

Organization

This charter governs the operations of the audit committee. The committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom is "independent" of management and the Company. Members of the committee will be considered independent if they do not receive, other than for service on the board of directors, any consulting, advisory, or other compensatory fees from the Company, are not "interested persons" of the Company, as defined in the Investment Company Act of 1940, and comply with the definition of independence in Rule 4200(a)(15) of the NASD listing standards. All committee members shall be financially literate, and at least one member shall be an "audit committee financial expert" as defined by SEC regulations.

Statement of Policy

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of disclosure controls and procedures and internal accounting and financial controls, the annual independent audit of the Company's financial statements, and compliance with regulatory requirements and with ethics programs as established by management and the board. In so doing, it is the responsibility of the committee to maintain free and open communication between the committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

Responsibilities and Processes

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements in accordance with generally accepted accounting principles, and the independent auditors are responsible for auditing those financial statements. The committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

                                      App 1

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the committee may supplement them as appropriate and consistent with SEC rules and regulations.

      o The committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by generally accepted auditing standards and by applicable SEC rules and regulations. Annually, the committee shall review and recommend to the board the selection of the company's independent auditors, subject to shareholders' approval.

      o The committee shall discuss with the Company's administrator and independent auditors the overall scope and plans for their respective audits, and any other services to be performed by them, including the adequacy of staffing and compensation, all of which services shall be subject to the committee's approval. Also, the committee shall discuss with them the auditors' report on the adequacy and effectiveness of disclosure controls and procedures and internal control over financial reporting. The committee shall also review with the auditors the Company's system to monitor and manage business risk, and legal and ethical compliance programs.

      o The committee shall review the interim financial statements with management and the independent auditors prior to their issuance. Also, the committee shall discuss the results of their review and any other matters required to be communicated to them by the independent auditors under generally accepted auditing standards. The chair of the committee may represent the entire committee for the purposes of this review.

      o The committee shall review with management and the independent auditors the financial statements to be included in the Company's annual report to shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. The committee shall recommend to the board whether the audited statements shall be issued to the shareholders and filed with the SEC. Also, the committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards and applicable SEC rules and regulations.

                                      App 2

                                  TRIDAN CORP.
                 ANNUAL MEETING OF SHAREHOLDERS - JUNE 17, 2008

                        THIS PROXY IS SUBMITTED ON BEHALF
                            OF THE BOARD OF DIRECTORS

            The undersigned hereby appoints PETER GOODMAN, I. ROBERT HARRIS and WARREN F. PELTON, and each of them, with power of substitution, as proxies of the undersigned, to vote all of the shares of stock which the undersigned is entitled to vote at the above stated Annual Meeting of Shareholders on June 17, 2008, and all adjournments thereof.

      (1)   FOR the election, as directors,      WITHHOLD AUTHORITY
            of all nominees listed below         to vote for all
            (except as marked to                 nominees listed
            the contrary below)                  below
            [ ]                                  [ ]

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name in the list below.)

          MARK GOODMAN, PETER GOODMAN, PAUL KRAMER,
          JAY STANLEY NEGIN, WARREN FRED PELTON,
          RUSSELL JUDE STOEVER

             --------------------------------------------------------

      (2) FOR [ ] AGAINST [ ] ABSTAIN [ ] the ratification of the selection of Weiser LLP as auditors of the Company for the fiscal year ending April 30, 2009;

      (3) Upon any other matter which may properly come before the meeting, in their discretion.

      Every properly signed proxy will be voted in the manner specified hereon and, in the absence of such specification, will be voted FOR the election of directors and FOR Item (2) above.

PLEASE SIGN AND RETURN PROMPTLY, USING THE ENCLOSED ENVELOPE

Receipt of the Notice                              -----------------------------
of Annual Meeting and                                         Signature
Proxy Statement is
hereby acknowledged                                -----------------------------
                                                              Signature

Dated:      2008

IMPORTANT: Joint owners must EACH sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your full title.